Exhibit 10.1

AMENDMENT NO. 3 TO THE

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 3 to the Collaboration Agreement (this “Amendment”) is effective as of the 18th day of May, 2023 (the “Amendment Effective Date”) by and between Amgen Inc., a Delaware corporation having an address at One Amgen Center Drive, Thousand Oaks, California 91320 (“Amgen”) and CytomX Therapeutics, Inc., a Delaware corporation having an address at 151 Oyster Point Blvd., Suite 400, South San Francisco, California 94080 (“CytomX”). Amgen and CytomX are each hereafter referred to individually as a “Party” and together as the “Parties”.

WHEREAS, Amgen and CytomX entered into that certain Collaboration and License Agreement, dated as of September 29, 2017, as amended on the 29th day of September, 2020 and further amended on the 27th day of October, 2021 (collectively, the “Collaboration Agreement”); and

WHEREAS, Amgen and CytomX wish to amend certain additional terms of the Collaboration Agreement as further provided herein; and

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties agree to amend the Collaboration Agreement as follows. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Collaboration Agreement.

PART 1 - AMENDMENTS TO CERTAIN TERMS

1.
Amendment to Section 4.4.1. Effective as of the Amendment Effective Date, Section 4.4.1 is hereby deleted and replaced in its entirety as follows:

“4.4.1 Amgen shall have the right to elect to select (a) one (1) additional Target (the “First Additional Amgen Target”) by nominating such additional Target at any time prior to [***] (the “First Additional Amgen Target Selection Date”) for inclusion under this Agreement, subject to Section 4.4.2 and (b) a second (2nd) additional Target (the “Second Additional Amgen Target” and, together with the First Additional Amgen Target, the “Additional Amgen Targets”) by nominating such additional Target at any time prior to [***] (the “Second Additional Amgen Target Selection Date” and, together with the First Additional Amgen Target Selection Date, the “Selection Dates”) for inclusion under this Agreement, subject to Section 4.4.2 (collectively, the “Amgen Expansion Option”).”

PART 2 – REFERENCE TO AND EFFECT ON THE COLLABORATION AGREEMENT

2.1
Reference to Collaboration Agreement. Upon and after the effectiveness of this Amendment, each reference in the Collaboration Agreement to “this Agreement”,

“hereunder”, “hereof” or words of like import referring to the Collaboration Agreement shall mean and be a reference to the Collaboration Agreement as modified and amended hereby.

2.2
Effectiveness of Amendment. Upon execution and delivery of this Amendment by the Parties, the amendments set forth above shall be effective as of the Amendment Effective Date. Except as specifically amended above, the Collaboration Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties.

PART 3 – MISCELLANEOUS

3.1
Choice of Law; Jurisdiction. This Amendment and its effect are subject to and shall be construed and enforced in accordance with the law of the State of New York, without regard to its conflicts of laws, except as to any issue which depends upon the validity, scope or enforceability of any Amgen Patent, CytomX Patent or Collaboration Patent, which issue shall be determined in accordance with the laws of the country in which such patent was issued. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York located in the City of New York for any matter arising out of or relating to this Amendment and the transactions contemplated hereby, and agrees not to commence any litigation relating thereto except in such courts. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Amendment or the transactions contemplated hereby in the courts of the State of New York located in the City of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law. Any proceeding brought by either Party under this Amendment shall be exclusively conducted in the English language.
3.2
Headings. Article and Section headings used herein are for convenient reference only, and are not a part of this Amendment.
3.3
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Amendment may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

[Signature page follows]

IN WITNESS THEREOF, duly authorized representatives of the Parties hereto have executed this Amendment No. 3 as of the date first set forth above.

AMGEN INC.

By: /s/ Angela Coxon

Name: Angela Coxon

Title: VP, Research

CYTOMX THERAPEUTICS, INC.

By: /s/ Lloyd Rowland

Name: Lloyd Rowland

Title: Sr. V.P., General Counsel